Citigroup Beyond the Basics Financial Services Forum May 20, 2008 Exhibit 99.1

REGIONS

Housing Units Sold in 000's
Median New Home Price

Source: US Census Bureau Reports
Housing Market
500
550
600
650
700
750
800
850
900
950
J07 F07 M07 A07 M07 J07 J07 A07 S07 O07 N07 D07 J08 F08 M08
$200,000
$210,000
$220,000
$230,000
$240,000
$250,000
$260,000
$270,000
New Home Sales Median New Home Price

Industry Challenges
SUBPRIME
SIVs / CDOs
NON-TRADITIONAL
MORTGAGES
X
X
X
Regions has $100 million (0.1%)
of subprime loans
Regions has no option ARMs,
negative amortization, or loans
with teaser rates
Regions has no SIV exposure or
CDOs on the balance sheet

Areas of Focus Commercial Real Estate › Homebuilders › Condominiums Home Equity

Credit Quality Trends
1.25%
0.53%
0.20%
0.23%
0.27%
0.45%
0.62%
0.90%
0.62%
0.45%
0.48%
0.22%
0.22%
0.35%
0.37%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1Q07 2Q07 3Q07 4Q07 1Q08
NPAs/Loans and OREO
Net Charge-Offs/Average Loans
Delinquent Loans (90+ Past Due)

Loan Portfolio Overview (Risk View)
As of March 31, 2008.
Period End Loans
(Total $96.4 billion)
Nonperforming Loans
(Total $1.0 billion)
$ in billions $ in millions
Commercial and
Industrial/Leases,
$17.5
CRE - Owner-Occupied
Mortgages,  $4.5
Commercial Real Estate -
Non-Owner-Occupied
Mortgages,  $9.1
Construction,  $11.5
Business and
Community Banking,
$16.0
Alt-A,  $2.7
Residential First
Mortgage,  $14.0
Home Equity Lending,
$15.0
Other Consumer,  $6.0
CRE - Owner-Occupied
Mortgages,  $111
Commercial Real Estate -
Non-Owner-Occupied
Mortgages,  $208
Construction,  $447
Alt-A,  $14
Business and
Community Banking,
$101
Residential First
Mortgage,  $42
Other Consumer,  $2
Commercial and
Industrial/Leases,  $89
Home Equity Lending,
$12

Commercial Real Estate Portfolio - $20.5 billion
CRE Portfolio by Product
CRE Portfolio Characteristics
Portfolio well-diversified by product type
$6.2 billion residential homebuilder portfolio is a subset of the Commercial Real Estate portfolio with the majority of the residential homebuilder portfolio found in land and single family sectors
Proactively reducing certain concentrations
Land balances down $1.2 billion since December 2006
Condominium balances down $891 million since December 2006
Multi-Family, 13%
Single Family, 17%
Retail, 16%
Office, 9%
Industrial, 4%
Hotel, 3%
Other, 8%
Land, 24%
Condo , 6%
As of March 31, 2008.

Consumer Real Estate Portfolio - $38 billion
Central, $294
Southwest, $30
Midwest, $89
Midsouth, $82
Other, $35
Florida, $838
As of March 31, 2008.
Condo Portfolio by Region
$ in millions
›
As of March 31, 2008, our condominium portfolio totaled $1.367 billion, down $891 million from December 31, 2006.
›
Portfolio is running off due to payments received from sales and closings of units.
›
Total nonperforming assets of $70 million, or 5.10% of total condo portfolio.
›
Despite difficult market factors, charge-offs have been manageable.

Residential Homebuilder Portfolio - $6.2 billion
Land, $2,093
Residential
Spec, $1,875
Residential
Presold, $588
Lots, $1,417
National
Homebuilders,
$258
Product Breakout
$ %* $ %* $ %* $ %* $ %* $ %*
90+ Past Due
2,883           0.17    428            0.07    6,596           0.35    3,764           0.18    102            0.04    13,273         0.21
Non-Accruing Loans
103,294       7.29    33,245       5.65    160,343       8.55    94,319         4.51    27,030       10.47 418,231       6.71
Average Note Size:
     Total Portfolio
250              -     416            -     245              -     673              -     521            -     340              -
      Central
270              -     213            -     214              -     513              -     221            -     270              -
      Florida
577              -     1,026         -     470              -     2,137           -     5,003         -     907              -
Outstandings
1,416,909 $ 588,163 $  1,874,700 $ 2,093,181 $ 258,211 $  6,231,164 $
* Percentage of related product outstandings
National
Homebuilders Total Portfolio Lots
Residential
Presold Residential Spec Land
($ in thousands)
$ in millions
As of March 31, 2008.

Residential Homebuilder Portfolio - $7.2 billion
Residential Homebuilder Portfolio - $6.2 billion
Geographic Breakdown
500,000
1,000,000
1,500,000
2,000,000
2,500,000
1
Central consists of Alabama, Georgia, and South Carolina
2
Midsouth consists of North Carolina, Virginia and Tennessee
3
Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas
4
Southwest consists of Louisiana and Mississippi
As of March 31, 2008.
($ in thousands)
Total
Total
Total
Total
Total
Total
Exit
Exit
Exit
Exit
Exit
Exit
Outstandings Central Florida Midsouth
2
Midwest³
Southwest
4
Other Total
Total Outstandings 2,153,823 1,535,909 1,377,197 678,468 337,889 147,878 6,231,164
Exit Credits
Non-accruing 142,728 138,572 58,102 59,137 8,226 11,466 418,231
Accruing 276,360 281,724 106,001 67,674 16,539 53,291 801,589
Total Exit Credits 419,088 420,296 164,103 126,811 24,765 64,757 1,219,820
1

Action Plan – Residential Homebuilder
›
Centralized management of Homebuilder portfolio
by experienced real estate lenders
›
Internally focused on continuous risk identification
›
Strengthened and more frequent credit servicing of the portfolio
›
Management of all exit credits by Special Assets

Consumer Real Estate Portfolio - $38 billion
Subprime Mortgage,
$0.1
Alt A Mortgage,  $2.7
Home Equity 1st Lien,
$6.1
Home Equity 2nd
Lien,  $8.8
Residential Prime
Mortgage,  $14.0
As of March 31, 2008.
Consumer Real Estate Portfolio - $31.8 billion
$ in billions
Wgtd Avg. Wgtd Avg.
Outstandings* LTV FICO
Home Equity Lending 15,034,850 $     74% 733             76,946 $     40% 0.57%
Residential 1st Mortgage 14,019,883        67% 725             175,149      100% 0.21%
Alt-A 2,743,467          72% 711             175,886      100% 0.31%
Total Consumer RE  Portfolio
31,798,200 $     71% 728             122,882 $   71% 0.38%
* $ in thousands
Avg. Loan
Size
% in 1st
Lien 1Q Losses

2,000,000
4,000,000
6,000,000
8,000,000
10,000,000
12,000,000
Consumer Real Estate Geographic Breakdown
1
Central consists of Alabama, Georgia, and South Carolina
2
Midsouth consists of North Carolina, Virginia and Tennessee
3
Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas
4
Southwest consists of Louisiana and Mississippi
As of March 31, 2008.
($ in thousands)
Outstanding Balances Central
1
Florida Midsouth
2
Midwest Southwest
4
Other Total
Home Equity 3,434,572 5,025,662 3,064,212 1,652,011 1,596,710 261,684 15,034,850
Resid First Mortgage 3,374,321 5,067,133 1,427,484 562,829 1,505,893 2,082,224 14,019,884
Alt-A 470,247 1,143,711 354,434 285,856 156,609 332,609 2,743,466
Non-Accruing %
Home Equity 0.04% 0.14% 0.06% 0.07% 0.04% 0.01% 0.08%
Resid First Mortgage 0.10% 0.30% 0.10% 0.14% 0.36% 0.76% 0.30%
Alt-A 0.21% 0.82% 0.39% 0.70% 0.17% 0.11% 0.52%
3

Example of a Home Equity ‘Value’ Charge-off
If the first mortgage holder forecloses, there is no value left to satisfy our
Home Equity loan.  We must charge off our balance of $140,000.
At Origination Today
Appraised Value 1,000,000 $       600,000 $
Less:  First Mortgage 600,000 $          600,000 $
Equity Remaining 400,000 $          - $
Less:  Home Equity Loan 140,000 $          140,000 $
Equity Remaining 260,000 $          (140,000) $
Combined Loan-to-Value 74% 123%

Excellent Loss Experience versus Peers
NOTE:  Industry peers include FITB,  KEY, NCC, STI, USB, WFC, WM
Home Equity
Regions 0.24% 0.31% 0.31% 0.57%
Industry Peers 0.52% 0.67% 1.01% 1.85%
Residential First Mortgage
Regions 0.12% 0.13% 0.18% 0.23%
Industry Peers 0.26% 0.29% 0.80% 1.43%
Net Charge-offs
2Q07 3Q07          4Q07 1Q08

Action Plan – Home Equity
Underwriting
›
Lending criteria has tightened in line with market conditions.
›
Loan-to-Value on new production is 71% and appraised value is based on distressed market prices.  As Real Estate markets strengthen the effective loan-to-value will reduce.
›
We are a ‘through-the cycle’ lender.  New production since November
2006 has been underwritten to a 15-25 basis point loss range.
Collections
›
Additional staff has been added to ensure appropriate coverage.
›
Obtaining home valuations earlier in the process.  Adjusting collections approach based on value.
›
Working with customers to keep them in their homes which may include entering into a forbearance plan, payment deferments or a rewrite of the loan.

Initiatives to Mitigate Risk Exited subprime Shut down Regions Funding Segmented CRE and Small Business Shut down International Lending Focused on centrally managing our Homebuilder portfolio

Key Takeaways
Plain vanilla lender
Portfolios are performing as we expect, except
for Homebuilder, Condominium and Home Equity
portfolios
In the case of Homebuilder, Condominium
and Home Equity portfolios, we have focused
resources to help mitigate the risk of loss and
we are actively working these portfolios